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                                                                    EXHIBIT 10.3
                                    GUARANTY
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     THIS GUARANTY ("Guaranty") is made and entered into as of ________ __, 1999 by CHURCHILL DOWNS INCORPORATED, a Kentucky corporation ("Guarantor"), with reference to the following facts:

     A. HOLLYWOOD PARK, INC., a Delaware corporation ("HPI"), and Guarantor entered into that certain Asset Purchase Agreement dated May 5, 1999, as amended by that certain Amendment No. 1 dated _________ __, 1999 (collectively "Asset Purchase Agreement"), whereby HPI agreed to sell to CDI certain assets, including both real and personal property, tangible and intangible, used by HPI in the operation of a horse racing facility known as the Hollywood Park Racetrack and card club casino known as the Hollywood Park-Casino (the "Casino") in Inglewood, California.

     B. Pursuant to the Asset Purchase Agreement, Guarantor and HPI agreed to enter into the following additional agreements: a lease, attached hereto as Exhibit A and incorporated herein by this reference (the "Lease"); (ii) a
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parking agreement, attached hereto as Exhibit B and incorporated herein by this
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reference (the "Parking Agreement"); (iii) an easement agreement, attached hereto as Exhibit C and incorporated herein by this reference (the "Easement
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Agreement"); and (iv) a license agreement attached hereto as Exhibit D and
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incorporated herein by this reference (the "License Agreement") (collectively, the "Additional Agreements").

     C. Pursuant to that certain Assignment and Assumption Agreement dated August 31, 1999, Guarantor assigned and Churchill Downs California Company, a Kentucky corporation ("CDC"), assumed all of Guarantor's rights, title and interest in the Asset Purchase Agreement and the Additional Agreements (collectively, the "Assigned Agreements").

     NOW THEREFORE, the undersigned Guarantor, in consideration of HPI's consent to Guarantor's assignment of the Assigned Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, hereby agrees with HPI as follows:

     Guarantor hereby unconditionally and irrevocably guarantees (i) the full, prompt and faithful performance of all of the covenants, agreements, indemnities, obligations, and warranties of CDC contained in the Assigned Agreements (collectively, "Contract Obligations"), and (ii) the full, prompt payment of all damages, costs and expenses (including reasonable attorneys' fees), that may arise out of or in connection with CDC's failure to promptly and fully pay, perform and observe any of the Contract Obligations (the obligations set forth in the foregoing clauses (i) and (ii) are collectively defined as "Obligations" and singularly as an "Obligation").

     HPI need not inquire into the power of CDC or the authority of its officers, directors or agents acting or purporting to act in its behalf with regard to the Assigned Agreements, and any Obligation incurred in reliance upon the professed exercise of said power or authority is within the scope of this Guaranty. Guarantor acknowledges and represents to HPI that Guarantor has thoroughly reviewed and is familiar with the terms and conditions of
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the Assigned Agreements, and that Guarantor will derive a benefit from the consummation of the Assigned Agreements.

     HPI may waive any defaults or may fail to assert any rights or grant any other indulgence or concession with respect to all or any part of each Obligation, and Guarantor shall remain bound under this Guaranty notwithstanding any of the foregoing. No single or partial exercise by HPI of any right, remedy or power hereunder shall preclude any other or future exercise of any other right, remedy or power.

     The liability of Guarantor under this Guaranty shall be unconditional irrespective of (i) any lack of enforceability of any of the Obligations, (ii) any change of the time, manner or place of payment, or any other term, or any settlement or compromise, of any of the Obligations, or any partial or total release or discharge of CDC with respect thereto; (iii) whether recovery from CDC or any other guarantor or person liable for any Obligation is or hereafter becomes barred by any statute of limitations, or for any other reason; (iv) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations or HPI's rights with respect thereto, and (v) any other circumstances which might otherwise constitute a defense available to, or a discharge of, CDC or Guarantor with regard to the Obligations. Guarantor waives promptness, diligence, presentment, demand and notices with respect to any of the Obligations and the guaranty obligations under this Guaranty. The guaranty obligations of Guarantor under this Guaranty are direct and primary obligations and Guarantor hereby waives any requirement that HPI resort to or exhaust any right to take any action against CDC or any collateral security. This is a continuing Guaranty and shall remain in full force and effect, and HPI's rights shall not be exhausted, until such time as all of the Obligations have been performed or paid, provided, that this Guaranty shall automatically be
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reinstated for the entire amount owing and all performances guaranteed hereunder in the event that HPI is required by law or court order to repay to CDC any amount previously received by HPI as a result of CDC's insolvency, bankruptcy or reorganization or by application of any bankruptcy laws or other laws, including, without limitation, laws for the benefit of creditors.

     Guarantor agrees to execute, acknowledge and deliver to HPI such other and further instruments, and take such other actions, as may be reasonably required by HPI to implement the intent and purpose hereof.

     This Guaranty shall be governed and construed in accordance with the laws of the State of California, without giving effect to the conflicts of law principles thereof. The rights of HPI hereunder and at law are cumulative, and not exclusive to each other, and may be exercised by HPI from time to time. In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

     Guarantor agrees to pay to HPI, on demand, all attorneys' fees and costs and other expenses (including, without limitation, all fees and costs of litigation, including appeals, experts and other items) incurred by HPI in collecting or compromising any Obligation or enforcing (or attempting to do any or all of the foregoing) this Guaranty against the Guarantor.

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     Guarantor hereby irrevocably submits to the jurisdiction of any California
State or Federal Court sitting in California in any action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal Court. Guarantor hereby irrevocably waives to the fullest extent Guarantor may effectively do so, (i) the defenses of an inconvenient forum or improper venue to the maintenance of such action or proceeding, and (ii) any claim that Guarantor is not personally subject to the jurisdiction of any such courts. Guarantor agrees that final, non-appealable judgment in any such action brought in any such court shall be conclusive and binding upon Guarantor and may be enforced by HPI in the courts of any state, in any federal court, and in any other courts, whether foreign or domestic, having jurisdiction over Guarantor or any of its property or assets, and Guarantor agrees not to assert any defense, counterclaim or right of set-off in any action brought by HPI to enforce such judgment.

     Guarantor hereby irrevocably appoints ________________________________ as its agent to receive, on behalf of Guarantor and its property, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding (the "Process Agent"). Such service may be made by mailing or delivering a copy of such process to Guarantor in care of the Process Agent at the Process Agent's above address, and Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at _________________________________. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment in any other manner provided by law. Nothing in this paragraph shall affect the right of HPI to serve legal process in any other manner permitted by law or affect the right of HPI to bring any action or proceeding against Guarantor or Guarantor's property or assets in the courts of any other jurisdiction, whether foreign or domestic.

     To the extent that Guarantor has or hereafter may acquire any diplomatic or sovereign immunity, or any immunity from jurisdiction of any court or from any legal process (whether through service or execution, execution or otherwise) with respect to Guarantor or Guarantor's property or assets, Guarantor hereby waives, and agrees not to assert any claims of, such immunity with respect of its obligations under this Guaranty. Guarantor acknowledges that the making of waivers in this Guaranty, and HPI's reliance on the enforceability thereof, is a material inducement to HPI to enter into the Purchase Agreement. Guarantor agrees to execute, deliver and file all such further instruments as may be reasonably necessary under the laws of the State of California, in order to make effective the consent by Guarantor to jurisdiction of the state courts of California and the federal courts sitting in California.

     No modification of this Guaranty shall be effective unless placed in writing and executed by the parties hereto. This Guaranty shall bind and inure to the benefit of HPI and assigns, and Guarantor, and no other person or entity shall have any rights or obligations hereunder.

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     The obligations of Guarantor hereunder are independent of the obligations of the CDC and, in the event of any default in or failure to perform of the Obligations, a separate action or actions may be brought and prosecuted against Guarantor whether or not the CDC is joined therein or a separate action or actions are brought against the CDC, and regardless of the right to pursue any other remedy in HPI's power.

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     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date and year first above written.

                                     "Guarantor"

                                     CHURCHILL DOWNS INCORPORATED


                                     By:  _____________________________

                                     Its:  ____________________________


                                     By:  _____________________________

                                     Its:  ____________________________

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